Offerings - Offering: 1	Mar. 13, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	6.100% Senior Notes due 2055
Maximum Aggregate Offering Price	$ 600,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 91,860.00
Offering Note	(1) The 6.100% Senior Notes due 2055 (the "Notes") being registered are offered (i) in exchange for 6.100% Senior Notes due 2055 previously sold in a transaction exempt from registration under the Securities Act of 1933, as amended, and (ii) upon certain resales of the notes by broker-dealers. Fairfax Financial Holdings Limited and Allied World Assurance Company Holdings, Ltd are co-obligors of the Notes.